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                                                                   Exhibit 10.13
                                                                   -------------

                           STOCK PURCHASE AGREEMENT


     AGREEMENT effective as of the 24th day of July, 1998 between Prodigy, Inc., a Delaware corporation ("Prodigy"), and Telefonos de Mexico, S.A. de C.V., a Mexican corporation ("Telmex").

     In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Purchase and Sale of the Shares.  Prodigy agrees to issue and sell to
          -------------------------------
Telmex, and Telmex agrees to purchase from Prodigy, 24,500,000 shares (the "Shares") of Common Stock, $.01 par value per share ("Common Stock"), of Prodigy for a purchase price of U.S. $2.00 per Share for an aggregate purchase price of U.S. $49,000,000.

     2.   Use of Proceeds.  Prodigy will use the proceeds from the sale of the
          ---------------
Shares, together with the proceeds from the contemporaneous sale of 5,500,000 shares to Carso Global Telecom, S.A. de C.V., a Mexican corporation ("Carso Global"), as follows: U.S. $26,400,000 to repay indebtedness owed to Banco Inbursa, S.A. and the balance for general corporate purposes.

     3.   The Initial Closing.  The closing (the "Initial Closing") of the
          -------------------
transactions contemplated hereby shall take place as soon as practicable after satisfaction or waiver of the conditions specified in Sections 7 and 8 below.

     4.   HSR Act.
          -------

          (a) Prodigy and Telmex, as promptly as practicable after the date hereof, shall prepare and file all Notification and Report Forms and related material that they are required to file with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the transactions contemplated hereby, and shall use their respective best efforts to obtain an early termination of the applicable waiting period and shall make any further filings or information submissions pursuant thereto that may be necessary, proper or advisable. Prodigy shall pay all applicable filing fees under the HSR Act.

          (b)  At the Initial Closing, the following events shall occur:

               (i) Telmex shall pay Prodigy the amount of U.S. $49,000,000 by wire transfer or other form of payment acceptable to Prodigy; and

               (ii) Prodigy shall execute and deliver to Telmex a Promissory Note substantially in the form attached hereto as Exhibit A (the "Note").
                                                  ---------

          (c) Subject to Section 4(d), the final closing shall occur upon the termination or expiration of the applicable waiting period pursuant to the HSR Act (the "Final Closing"). At the Final Closing, Prodigy shall issue and deliver to Telmex an original stock certificate representing the Shares and Telmex shall return to Prodigy the original Note marked "cancelled" in return for the transfer of the Shares to Telmex.

          (d) Notwithstanding the foregoing, in the event that the Note is not repaid in full on or before the 60th day after Telmex has filed its Notification and Report Form and any related material required to be filed by it under the HSR Act in accordance with Section 4(a), the Note shall bear interest at an annual rate of nine percent (9%), accruing from the Initial Closing. The Note may be prepaid in
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whole or in part, at any time and from time to time at the election of Prodigy, but in any event the principal amount of the Note, together with accrued interest, shall be due in full on December 31, 1999.

     5.   Representations and Warranties of Prodigy.  Prodigy represents and
          -----------------------------------------
warrants as follows:

          5.1  Authorization and Binding Nature.  The execution, delivery and
               --------------------------------
performance by Prodigy of this Agreement and the Note has been duly authorized by all requisite corporate action and each of this Agreement and the Note constitutes the valid and legally binding obligation of Prodigy, enforceable against Prodigy in accordance with its terms.

          5.2  Non-Contravention.  The execution, delivery and performance by
               -----------------
Prodigy of this Agreement and the Note will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Prodigy, (b) violate the provisions of the charter documents of Prodigy, (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Prodigy, or (d) conflict with or violate any agreement to which Prodigy is a party or by which it is bound.

          5.3  Capitalization.  The authorized capital stock of Prodigy consists
               --------------
of 280,000,000 shares of Common Stock, of which 150,225,727 shares are issued and outstanding (excluding the shares to be issued to Carso Global as contemplated by Section 2 above), and 10,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are issued or outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. When issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable. There are not outstanding any warrants, options or other rights granted by Prodigy to purchase or acquire any capital stock of Prodigy, except for (a) options granted under Prodigy's 1996 Stock option Plan to purchase up to 12,500,000 shares of Common Stock, (b) warrants granted by Prodigy to purchase an aggregate of 437,389 shares of Common Stock and (c) the rights of IBM and Sears under the 8% Contingent Convertible Promissory Notes and the Contingent Common Stock Purchase Warrants, each dated November 5, 1997.

          5.4  Financial Statements.  Prodigy has furnished to Telmex (i) the
               --------------------
unaudited consolidated financial statements of Prodigy and its subsidiaries as of and for periods ended December 31, 1997 (the "Prodigy Financial Statements") and (ii) the unaudited financial statements of Prodigy Services Corporation, a wholly-owned subsidiary of Prodigy ("PSC"), as of and for periods ended June 30, 1998 (the "PSC Financial Statements"). The Prodigy Financial Statements are complete and correct in all material respects, present fairly the consolidated financial condition and results of operations of Prodigy and its subsidiaries as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, except that the Prodigy Financial Statements are subject to normal year-end audit adjustments which in the aggregate will not be material. The PSC Statements are complete and correct in all material respects, present fairly the financial condition and results of operations of PSC as at the dates and for the periods indicated, and have been prepared in accordance with GAAP consistently applied, except that the PSC Financial Statements are subject to normal year-end audit adjustments which in the aggregate will not be material and do not contain footnotes normally contained in audited financial statements.

     6.   Representations and Warranties of Telmex.  Telmex represents and
          ----------------------------------------
warrants as follows:

          6.1  Investment.  Telmex is acquiring the Shares for its own account
               ----------
for investment, not for resale to any other person and not with a view to or in connection with any resale or distribution. Telmex understands that the Shares have not been registered under the securities laws of the United States or any other jurisdiction and cannot be transferred or resold except as permitted pursuant to a valid

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registration statement or an applicable exemption from registration. Telmex acknowledges that Prodigy has not made any representations with respect to registration of the Shares under applicable securities laws, that there can be no assurance that there will be any market for the Common Stock in the foreseeable future and that, as a result, Telmex must be prepared to bear the economic risk of its investment for an indefinite period of time. Telmex understands that the certificate representing the Shares shall bear a legend substantially in the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the issuer is obtained to the effect that such registration is not required."

          6.2  Authorization and Binding Nature.  The execution, delivery and
               --------------------------------
performance by Telmex of this Agreement has been duly authorized by all requisite corporate action and this Agreement constitutes the valid and legally binding obligation of Telmex, enforceable against Telmex in accordance with its terms.

          6.3  Non-Contravention.  The execution, delivery and performance by
               -----------------
Telmex of this Agreement will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Telmex, (b) violate the provisions of the charter documents of Telmex, (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Telmex, or (d) conflict with or violate any agreement to which Telmex is a party or by which it is bound.

          6.4  Control by Carso Global.  Carso Global controls Telmex (within
               -----------------------
the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder).

          6.5  Access to Information.  Telmex has substantial knowledge and
               ---------------------
experience in making investment decisions of this type and is capable of evaluating the merits and risks of its investment in Prodigy. Carso Global has made available to Telmex all documents and other information necessary for Telmex to evaluate the merits and risks of its investment in Prodigy. Prodigy has made available to Telmex all documents requested and has provided answers to all of its questions relating to an investment in Prodigy. In evaluating the suitability of an investment in Prodigy, Telmex has not relied upon any representations (whether oral or written) other than as set forth herein.
Telmex has had an opportunity to discuss this investment with representatives of Prodigy and to ask questions of them. Telmex understands that an investment in Prodigy involves significant risks.

     7.   Telmex's Conditions to Closing.  The obligation of Telmex to
          ------------------------------
consummate the transactions contemplated hereby is subject to the following conditions only, each of which may be waived in the sole discretion of Telmex:

          7.1  Representations and Covenants.  The representations and
               -----------------------------
warranties of Prodigy contained in this Agreement shall be true as of the Initial Closing and Prodigy shall have performed the covenants and agreements to be performed by it under this Agreement at or prior to the Initial Closing and at or prior to the Final Closing, as applicable.

          7.2  Government Approvals.  The transactions contemplated hereby shall
               --------------------
have been approved by all United States government agencies from whom such approval is required (except for any approval required under the HSR Act, which is addressed by Section 4 above).

          7.3  Execution of Note.  Prodigy shall have executed and delivered the
               -----------------
Note.

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          7.4  Closing of Carr/Telmex Agreement.  The Initial Closing (as
               --------------------------------
defined therein) under the Stock Purchase Agreement of even date hereof among Telmex, Prodigy, Carso Global and Greg C. Carr shall have been consummated.

          7.5  Closing of DeLacey/Telmex Agreement.  The Initial Closing (as
               -----------------------------------
defined therein) under the Stock Purchase Agreement of even date hereof among Telmex, Prodigy, Carso Global and Rolling Breeze, LLC (Paul W. DeLacey) shall have been consummated.

     8.   Prodigy's Conditions to Closing.  The obligation of Prodigy to
          -------------------------------
consummate the transactions contemplated hereby is subject to the following conditions only, each of which may be waived in the sole discretion of Prodigy:

          8.1  Representations and Covenants.  The representations and
               -----------------------------
warranties of Telmex contained in this Agreement shall be true as of the Initial Closing and Telmex shall have performed the respective covenants and agreements to be performed by them under this Agreement at or prior to the Initial Closing and at or prior to the Final Closing, as applicable.

          8.2  Government Approvals.  The transactions contemplated hereby shall
               --------------------
have been approved by all United States government agencies from whom such approval is required (except for any approval required under the HSR Act, which is addressed by Section 4 above).

          8.3  Fairness Opinion.  Prodigy's Board of Directors shall have
               ----------------
received a written opinion, from an investment banking firm of its selection and satisfactory to Prodigy's Board of Directors in form and substance, to the effect that the terms of the purchase and sale of the Shares as contemplated hereby are fair, from a financial point of view, to Prodigy.

     9.   Termination of Agreement.
          ------------------------

          9.1  By Prodigy.  Prodigy may terminate this Agreement, without
               ----------
liability to Telmex, if the Initial Closing has not occurred by July 24, 1998 due to the failure of any of the conditions specified in Section 8 hereof to be satisfied.

          9.2  By Telmex.  Telmex may terminate this Agreement, without
               ---------
liability to Prodigy, if the Initial Closing has not occurred by July 24, 1998 due to the failure of any of the conditions specified in Section 7 hereof to be satisfied.

     10.  Notices.  Any notices or other communications required or permitted
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hereunder shall be in the English language and shall be sufficiently given if delivered personally or sent by telecopy or via a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by telecopy, or three business days after being sent, if sent by reputable express courier.

          If to Prodigy:

          44 South Broadway
          White Plains, NY 10601
          Attention:  President

          with a copy to:

          David A. Westenberg, Esq.

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          Hale and Dorr LLP
          60 State Street
          Boston, MA 02109

          If to Telmex:

          Parque Via 190
          Officina 1016
          Colonia Cuauhtemoc
          Mexico City, Mexico 06599

          with a copy to:

          Nicolas Grabar, Esq.
          Cleary, Gottlieb, Steen & Hamilton
          One Liberty Plaza
          New York, NY 10006

     11.  Successors and Assigns.  No party may assign its obligations hereunder
          ----------------------
without the prior written consent of the other party, except that Telmex may assign its rights and obligations hereunder to any affiliate of Telmex. Telmex intends to cause its wholly-owned subsidiary, Sercotel, S.A. de C.V., to purchase the Shares hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment in contravention of this provision shall be void.

     12.  Entire Agreement.  This Agreement, including Exhibit A attached
          ----------------                             ---------
hereto, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

     13.  Expenses.  Each party shall pay its own expenses in connection with
          --------
this Agreement and the transactions contemplated hereby; provided, however, that
                                                         --------  -------
Prodigy shall reimburse Telmex for any filing fees paid by Telmex in connection with the filings to be made by Telmex under the HSR Act, pursuant to Section 4(a) above.

     14.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware in the United States, without reference to conflict of laws principles, and the parties hereby consent to the jurisdiction of the courts of the State of Delaware.

     15.  Section Headings.  The section headings are for the convenience of the
          ----------------
parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     16.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                        PRODIGY, INC.

                                           /s/
                                        By:---------------------------------


                                        Title:______________________________


                                        TELEFONOS DE MEXICO, S.A. DE C.V.

                                           /s/
                                        By:---------------------------------


                                        Title:______________________________

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